SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 3, 2006
ViaSat, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-21767	33-0174996
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)
6155 El Camino Real
Carlsbad, California 92009
(Address of principal executive offices, including zip code)
Registrant’s telephone number, including area code: (760) 476-2200
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition
Item 9.01. Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
EXHIBIT 99.1
EXHIBIT 99.2

Item 2.02. Results of Operations and Financial Condition.
     On August 3, 2006, ViaSat, Inc. (“Company”) held a conference call to report the Company’s results for its first quarter of fiscal 2007. In connection with this earnings call, the Company made available the slides attached hereto as Exhibit 99.1. In addition, a transcript of the earnings conference call is attached hereto as Exhibit 99.2.
     The information contained in this Current Report, including the exhibits, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. Such information shall not be incorporated by reference into any filing of ViaSat, Inc., whether made before or after the date hereof, regardless of any general incorporation language in such filing.
Item 9.01. Financial Statements and Exhibits.

Exhibit
Number	Description of Exhibit
99.1	Slides made available in connection with ViaSat, Inc.’s earnings conference call on August 3, 2006.

99.2	Transcript of ViaSat, Inc.’s earnings conference call on August 3, 2006.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 8, 2006	VIASAT, INC.

By:
/s/ Ronald G. Wangerin

Name: Ronald G. Wangerin
Title: Vice President, CFO

EXHIBIT INDEX

Exhibit
Number	Description of Exhibit
99.1	Slides made available in connection with ViaSat, Inc.’s conference call on August 3, 2006.

99.2	Transcript of ViaSat Inc.’s earnings conference call on August 3, 2006.